UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08518

Gabelli Gold Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Gabelli Gold Fund, Inc.

Annual Report — December 31, 2023

(Y)our Portfolio Management Team

Caesar M. P. Bryan Portfolio Manager	Christopher Mancini Co-Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2023, the net asset value (NAV) total return per Class AAA Share of the Gabelli Gold Fund, Inc. was 7.84% compared with a total return of 5.96% for the Philadelphia Gold & Silver Index (XAU) and 7.84% for the NYSE Arca Gold BUGS Index (HUI). Other classes of shares are available. See page 4 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2023.

Investment Objective and Strategy (Unaudited)

The Fund’s investment objective is to provide investors with long term capital appreciation. The Fund’s investment strategy is to invest at least 80% of its net assets in equity securities of foreign and domestic issuers principally engaged in gold related activities and gold bullion. In selecting investments for the Fund, Gabelli Funds, LLC (the Adviser) focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management, and the issuer’s ability to create shareholder wealth. Because most of the world’s gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in emerging markets.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

In the first quarter of 2023, gold and gold equities added to the solid gains they made in the fourth quarter of 2022, largely due to a feeling that the economy is slowing and that the Federal Reserve (Fed) would be less aggressive in tightening monetary policy. The gold price ended March at $1,969 per ounce, up $145 for the quarter or 8.0%. Although gold equities outperformed gold bullion, their performance was muted, probably due to investor concerns over rising costs. The net asset value of the Gabelli Gold Fund appreciated by 10.2%, compared with gains of 12.9% for GDX, the leading gold equity ETF, and 8.8% for the XAU index.

Gold bullion ETFs have not attracted investor interest despite the issues in the banking sector. Indeed, gold in bullion ETFs declined by 700,000 ounces during the quarter to end March at 93.2m ounces. Instead, gold has been supported by the central bank and other official purchases. Following the freezing of Russia’s foreign reserves by the U.S., there does appear to be a sustained effort, led by China, to chip away at the dollar’s dominance in international trade. Several commodity producing countries appear open to invoicing sales in non-dollar currencies. The dollar is still dominant but is facing a challenge, and this is already being reflected in a perceptible fall in the dollar’s share of foreign reserves. This effort is supportive of increased interest in gold as a reserve asset.

The gold price lost $50 per ounce in the second quarter, ending June at $1,919 per ounce. During April the gold price added to its gains of the first quarter and peaked in early May at about $2,060 per ounce, very close to its all time high. Actually, in several overseas currencies such as sterling and yen, gold reached an all time high. The price then retreated as the dollar strengthened and bond yields rose. Higher interest rates combined with lower inflation tend to depress demand for a zero-yielding asset such as gold. Further, the US equity market strengthened as inflation declined while economic indicators showed the economy was expanding, albeit slowly. Also, the large bank failures that surprised everyone in March and led to intervention by the Fed appeared to be isolated incidents. This was positive for risk assets. Finally, the price of gold may have been negatively impacted by investors selling gold following the agreement between the administration and Congress concerning the Fed budget.

Despite recent financial market strength, we suggest that there are plenty of economic challenges facing policymakers. Many financial market indicators such as the length and extent of the yield inversion and the speed and extent of interest rate increases would usually lead to a recession. The fact that this has not yet happened may be due to the strong labor market and leftover surplus savings from transfer payments made during Covid. But it has been about fifteen months since the Fed started raising interest rates, and monetary policy often acts with long and variable lags. The Fed will be tested should growth falter while core inflation remains above its two percent target. In this event, the Fed will be under tremendous pressure to ease policy as the 2024 general election approaches and the budget deficit rises.

During the third quarter of 2023, the gold price declined by $70 per ounce to end September at $1,849 per ounce. This is a decline of 3.7%. Gold equities, a levered play on movements in the gold price, declined by considerably more. The GDX, the leading gold equity ETF, fell by 10.6% while the HUI and XAU indices declined by 11.6% and 10.4%, respectively. The net asset value of the Gabelli Gold Fund fell by 10.1% for the quarter.

The gold price ended 2023 at $2,063 per ounce. For the year, the gold price added almost $240 per ounce or 13.1%. For the fourth quarter, the gold price appreciated by 11.3% as risk assets posted a very strong quarter and the dollar declined in the exchange market. The solid performance of gold last year was in the face of higher short term interest rates and a rapidly declining rate of inflation. This raised the inflation adjusted or real interest rate which generally is not supportive of a higher gold price as gold pays no interest. Also, the dollar held on to most of its gains in 2022 and equities performed well further limiting the attraction of gold to investors. The World Gold Council estimates that through the first nine months of 2023 central banks purchased about 800 tonnes. This is well in excess of any annual total of central bank purchases for many years except 2022 when central banks purchased about 1,130 tonnes. In contrast, western investor demand remains muted. One measure of investor interest in gold is the amount of ounces held in gold bullion ETFs. During 2023, gold ETFs shed about 8.5 million ounces to end the year holding 86 million ounces of gold, or approximately 273 tonnes.

Top contributors to the Fund’s performance in 2023 included: Wheaton Precious Metals Corp. (6.3% of net assets as of December 31, 2023); Westgold Resources Ltd. (2.4%); and Eldorado Gold Corp. (3.3%).

Some of our weaker performing stocks during the year were: Franco-Nevada Corp. (5.0%); Fresnillo plc (1.0%); and SSR Mining Inc. (1.1%).

Thank you for your investment in the Gabelli Gold Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2023 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (7/11/94)
Class AAA (GOLDX)	7.84%	9.69%	5.99%	2.40%	4.58%
Philadelphia Gold & Silver Index (XAU) (b)	5.96	13.87	5.30	1.33	1.62
NYSE Arca Gold Miners Index (GDM) (b)	11.53	10.31	5.61	0.95	2.10
NYSE Arca Gold BUGS Index (HUI) (b)	7.84	10.31	3.34	(0.29)	N/A
Lipper Precious Metals Fund Classification (b)	5.42	8.55	3.98	1.05	3.01
S&P 500 Index (SPX) (b)	26.29	15.69	12.03	13.97	10.44
Class A (GLDAX)	7.83	9.69	6.00	2.41	4.59
With sales charge (c)	1.63	8.40	5.37	2.01	4.38
Class C (GLDCX)	7.03	8.87	5.20	1.63	4.02
With contingent deferred sales charge (d)	6.03	8.87	5.20	1.63	4.02
Class I (GLDIX)	8.09	9.98	6.26	2.65	4.72

(a)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(b)	The XAU Index is an unmanaged indicator of the stock market performance of large North American gold and silver companies. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining of gold and silver. The NYSE Arca Gold BUGS Index is a modified equal-dollar weighted index of companies involved in major gold mining. It was designed to give investors significant exposure to near term movements in gold prices by including companies that do not hedge their gold production beyond 1.5 years. The Lipper Precious Metals Fund Classification reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index. There are no data available for the NYSE Arca Gold BUGS Index prior to December 16, 1994.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated April 28, 2023, the expense ratios for Class AAA, A, C, and I Shares are 1.51%, 1.51%, 2.26%, and 1.26%, respectively. See page 11 for the expense ratios for the year ended December 31, 2023. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GABELLI GOLD FUND, INC. (CLASS AAA SHARES), LIPPER PRECIOUS METALS FUND

CLASSIFICATION, XAU INDEX, AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	7.8%	9.7%	6.0%

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli Gold Fund, Inc.

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2023 through December 31, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2023.

	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Gold Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,047.90	1.56%	$8.05
Class A	$1,000.00	$1,047.80	1.56%	$8.05
Class C	$1,000.00	$1,044.10	2.31%	$11.90
Class I	$1,000.00	$1,049.20	1.31%	$6.77
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.34	1.56%	$7.93
Class A	$1,000.00	$1,017.34	1.56%	$7.93
Class C	$1,000.00	$1,013.56	2.31%	$11.72
Class I	$1,000.00	$1,018.60	1.31%	$6.67

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table present portfolio holdings as a percent of net assets as of December 31, 2023:

Gabelli Gold Fund, Inc.

North America	75.0%
Asia/Pacific Rim	18.1%
Europe	5.8%
South Africa	1.2%
Other Assets and Liabilities (Net)	(0.1)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Gold Fund, Inc.

Schedule of Investments — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 100.1%
	Metals and Mining — 100.1%
	Asia/Pacific Rim — 18.1%
5,071,429	Bellevue Gold Ltd.†	$4,014,812	$5,788,675
5,963,637	De Grey Mining Ltd.†	4,873,763	5,100,220
3,750,000	Evolution Mining Ltd.	10,091,042	10,119,532
2,469,126	Northern Star Resources Ltd.	5,925,172	22,967,298
1,345,000	Perseus Mining Ltd., Australia	394,386	1,695,618
4,450,000	Perseus Mining Ltd., Toronto	3,579,845	5,608,468
17,736,651	RTG Mining Inc., CDI†	1,463,894	362,599
5,321,042	Westgold Resources Ltd.†	6,432,903	7,904,732
		36,775,817	59,547,142
	Europe — 5.8%
1,000,000	Centamin plc	1,078,603	1,270,826
651,960	Endeavour Mining plc	9,085,269	14,647,636
435,500	Fresnillo plc	4,348,700	3,299,574
		14,512,572	19,218,036
	North America — 75.0%
270,204	Agnico Eagle Mines Ltd., New York	6,125,893	14,820,689
235,859	Agnico Eagle Mines Ltd., Toronto	8,094,192	12,931,705
287,675	Alamos Gold Inc., New York, Cl. A	1,812,899	3,874,982
775,250	Alamos Gold Inc., Toronto, Cl. A	3,161,735	10,425,988
960,000	Artemis Gold Inc.†	4,402,233	4,578,846
325,000	Aya Gold & Silver Inc.†	2,131,040	2,381,608
1,600,000	B2Gold Corp., New York	6,058,835	5,056,000
564,650	B2Gold Corp., Toronto	2,025,861	1,785,505
978,275	Barrick Gold Corp.	1,233,489	17,696,995
175,000	Collective Mining Ltd.†	576,544	558,658
106,479	Contango ORE Inc.†	2,111,702	1,928,335
785,000	Dundee Precious Metals Inc.	4,393,560	5,023,810
850,000	Eldorado Gold Corp.†	8,343,577	11,024,500
147,700	Franco-Nevada Corp.	4,358,570	16,360,084
1,425,000	K92 Mining Inc.†	3,548,555	7,001,057
2,080,000	Karora Resources Inc.†	6,668,531	7,644,693
2,125,000	Kinross Gold Corp.	11,648,922	12,856,250
585,000	Lundin Gold Inc.	5,178,518	7,302,290
95,533	MAG Silver Corp.†(a)	1,000,231	994,499
70,000	MAG Silver Corp., New York†	1,157,319	728,700
115,000	MAG Silver Corp., Toronto†	1,162,276	1,196,823
692,748	Newmont Corp.	25,272,621	28,672,840
1,250,000	OceanaGold Corp.	2,844,985	2,396,136
244,999	Osisko Development Corp.†	3,151,902	711,857
Shares		Cost	Market Value
676,860	Osisko Gold Royalties Ltd.	$8,326,085	$9,659,577
1,640,000	Osisko Mining Inc.†	4,352,527	3,304,630
1,500,000	Probe Gold Inc.†	1,823,786	1,516,924
85,000	Royal Gold Inc.	9,867,474	10,281,600
425,000	Rupert Resources Ltd.†	1,695,355	1,244,481
210,000	SSR Mining Inc., New York	3,302,871	2,259,600
137,955	SSR Mining Inc., Toronto	871,807	1,480,488
1,630,000	Troilus Gold Corp.†	1,510,235	590,468
745,833	Victoria Gold Corp.†	5,296,192	3,917,586
2,006,000	Wesdome Gold Mines Ltd.†	2,539,156	11,672,209
1,800,000	Western Copper & Gold Corp.†	2,429,838	2,377,269
423,000	Wheaton Precious Metals Corp.	8,419,164	20,870,820
		166,898,480	247,128,502
	South Africa — 1.2%
270,000	Gold Fields Ltd., ADR	3,159,426	3,904,200

	TOTAL COMMON STOCKS	221,346,295	329,797,880

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
	North America — 0.0%
15,000	Contango ORE Inc., expire 05/09/26†	0	46,932
250,000	Marathon Gold Corp., expire 09/19/24†	0	10,011
24,999	Osisko Development Corp., expire 03/02/27†	0	816
100,000	Probe Metals Inc., expire 03/08/24†	0	37
	TOTAL WARRANTS	0	57,796

	TOTAL INVESTMENTS — 100.1%	$221,346,295	329,855,676

	Other Assets and Liabilities (Net) — (0.1)%		(348,538)

	NET ASSETS — 100.0%		$329,507,138

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	Non-income producing security.

ADR American Depositary Receipt

CDI CHESS (Australia) Depository Interest

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments, at value (cost $221,346,295)	$329,855,676
Cash	49,296
Receivable for Fund shares sold	873,074
Dividends receivable	52,742
Prepaid expenses	45,869
Total Assets	330,876,657
Liabilities:
Foreign currency overdraft, at value (cost $55,629)	55,366
Line of credit payable	142,000
Payable for Fund shares redeemed	453,033
Payable for investment advisory fees	278,804
Payable for distribution fees	38,807
Payable for accounting fees	3,750
Payable for shareholder communications	187,323
Payable for custodian fees	92,497
Payable for shareholder services fees	68,544
Other accrued expenses	49,395
Total Liabilities	1,369,519
Net Assets
(applicable to 18,216,612 shares outstanding)	$329,507,138
Net Assets Consist of:
Paid-in capital	$291,618,457
Total distributable earnings	37,888,681
Net Assets	$329,507,138

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($113,157,535 ÷ 6,314,619 shares outstanding; 375,000,000 shares authorized)	$17.92
Class A:
Net Asset Value and redemption price per share ($19,126,224 ÷ 1,065,379 shares outstanding; 250,000,000 shares authorized)	$17.95
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$19.05
Class C:
Net Asset Value and offering price per share($12,838,251 ÷ 795,375 shares outstanding; 125,000,000 shares authorized)	$16.14	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($184,385,128 ÷ 10,041,239 shares outstanding; 125,000,000 shares authorized)	$18.36

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $538,070)	$6,112,501
Interest	80,852
Total Investment Income	6,193,353
Expenses:
Investment advisory fees	3,315,759
Distribution fees - Class AAA	285,535
Distribution fees - Class A	47,557
Distribution fees - Class C	134,051
Shareholder services fees	259,128
Shareholder communications expenses	226,300
Custodian fees	147,314
Directors’ fees	107,000
Registration expenses	77,413
Legal and audit fees	74,345
Accounting fees	45,000
Interest expense	7,128
Miscellaneous expenses	71,797
Total Expenses	4,798,327
Less:
Expenses paid indirectly by broker (See Note 6)	(4,970)
Net Expenses	4,793,357
Net Investment Income	1,399,996

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(500,388)
Net realized loss on foreign currency transactions	(16,727)
Net realized loss on investments and foreign currency transactions	(517,115)
Net change in unrealized appreciation/depreciation:
on investments	20,677,026
on foreign currency translations	99
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	20,677,125
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	20,160,010
Net Increase in Net Assets Resulting from Operations	$21,560,006

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Operations:
Net investment income	$1,399,996	$1,058,154
Net realized loss on investments and foreign currency transactions	(517,115)	(3,491,493)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	20,677,125	(44,187,764)
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,560,006	(46,621,103)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(954,559)	—
Class A	(161,586)	—
Class C	(20,285)	—
Class I	(1,967,966)	—
	(3,104,396)	—
Return of capital
Class AAA	(313,999)	—
Class A	(52,886)	—
Class C	(39,144)	—
Class I	(498,054)	—
	(904,083)	—
Total Distributions to Shareholders	(4,008,479)	—

Capital Share Transactions:
Class AAA	(5,926,416)	(11,405,324)
Class A	(990,976)	336,087
Class C	(1,323,513)	(1,602,033)
Class I	14,021,774	1,195,880
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	5,780,869	(11,475,390)

Redemption Fees	10,916	17,963

Net Increase/(Decrease) in Net Assets	23,343,312	(58,078,530)

Net Assets:
Beginning of year	306,163,826	364,242,356
End of year	$329,507,138	$306,163,826

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses(c)		Portfolio Turnover Rate
Class AAA
2023	$16.80	$0.05		$1.27	$1.32	$(0.15)	$(0.05)	$(0.20)	$0.00	$17.92	7.84%	$113,158	0.31%		1.55	%(d)	14%
2022	18.88	0.04		(2.12)	(2.08)	—	—	—	0.00	16.80	(11.02)	111,688	0.22		1.51		13
2021	20.74	0.03	(e)	(1.89)	(1.86)	—	—	—	0.00	18.88	(8.97)	139,019	0.16	(e)	1.49		14
2020	16.70	(0.12)		4.51	4.39	(0.35)	—	(0.35)	0.00	20.74	26.31	167,770	(0.59)		1.48		9
2019	11.70	(0.05)		5.19	5.14	(0.14)	—	(0.14)	0.00	16.70	43.94	140,325	(0.38)		1.55	(d)	16
Class A
2023	$16.83	$0.05		$1.27	$1.32	$(0.15)	$(0.05)	$(0.20)	$0.00	$17.95	7.83%	$19,126	0.31%		1.55	%(d)	14%
2022	18.92	0.04		(2.13)	(2.09)	—	—	—	0.00	16.83	(11.05)	19,026	0.22		1.51		13
2021	20.78	0.03	(e)	(1.90)	(1.87)	—	—	—	0.00	18.92	(8.95)	21,519	0.16	(e)	1.49		14
2020	16.73	(0.12)		4.53	4.41	(0.36)	—	(0.36)	0.00	20.78	26.36	23,065	(0.58)		1.48		9
2019	11.72	(0.04)		5.18	5.14	(0.13)	—	(0.13)	0.00	16.73	43.90	16,546	(0.31)		1.55	(d)	16
Class C
2023	$15.15	$(0.07)		$1.14	$1.07	$(0.03)	$(0.05)	$(0.08)	$0.00	$16.14	7.03%	$12,838	(0.45)%		2.30	%(d)	14%
2022	17.15	(0.08)		(1.92)	(2.00)	—	—	—	0.00	15.15	(11.66)	13,430	(0.53)		2.26		13
2021	18.99	(0.10	)(e)	(1.73)	(1.83)	—	—	—	0.00	17.15	(9.69)	16,929	(0.58	)(e)	2.24		14
2020	15.34	(0.25)		4.14	3.89	(0.24)	—	(0.24)	0.00	18.99	25.40	21,862	(1.33)		2.23		9
2019	10.77	(0.14)		4.75	4.61	(0.04)	—	(0.04)	0.00	15.34	42.83	13,110	(1.11)		2.30	(d)	16
Class I
2023	$17.21	$0.10		$1.30	$1.40	$(0.20)	$(0.05)	$(0.25)	$0.00	$18.36	8.09%	$184,385	0.57%		1.30	%(d)	14%
2022	19.29	0.08		(2.16)	(2.08)	—	—	—	0.00	17.21	(10.78)	162,021	0.46		1.26		13
2021	21.14	0.08	(e)	(1.93)	(1.85)	—	—	—	0.00	19.29	(8.75)	186,776	0.42	(e)	1.24		14
2020	17.01	(0.07)		4.60	4.53	(0.40)	—	(0.40)	0.00	21.14	26.67	243,090	(0.33)		1.23		9
2019	11.91	(0.02)		5.30	5.28	(0.18)	—	(0.18)	0.00	17.01	44.33	137,178	(0.16)		1.30	(d)	16

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense during all periods presented. For the years ended December 31, 2021 and 2019, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.48% and 1.53%, (Class AAA and Class A), 2.23% and 2.28%, (Class C), 1.23%, and 1.28% (Class I), respectively. For the years ended December 31, 2023, 2022 and 2020, the effect of interest expense was minimal.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2023 and December 31, 2019 there was no material impact on the expense ratios.
(e)	In the year ended December 31, 2021, the Fund received income resulting from special dividends. Without these dividends, the per share income/(loss) amounts would have been $0.01 (Class AAA and Class A), $(0.12) (Class C), and $0.07 (Class I), and the net investment income/(loss) ratios would have been 0.07% (Class AAA and Class A), (0.67%) (Class C), 0.34% (Class I).

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Notes to Financial Statements

1. Organization. The Gabelli Gold Fund, Inc. was incorporated on May 13, 1994 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on July 11, 1994.

The Fund’s primary objective is long term capital appreciation. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Metals and Mining
Asia/Pacific Rim	$59,547,142	—	$59,547,142
Europe	19,218,036	—	19,218,036
North America	247,128,502	—	247,128,502
South Africa	3,904,200	—	3,904,200
Warrants
Metals and Mining
North America	—	$57,796	57,796
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$329,797,880	$57,796	$329,855,676

The Fund held no Level 3 investments at December 31, 2023. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2023, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of passive foreign investment companies and the reclassification of prior year post financial statement adjustments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2023, reclassifications were made to increase paid-in capital by $727,561, with an offsetting adjustment to total distributable earnings.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

The Fund did not have distributions for the year ended December 31, 2022. The tax character of distributions paid during the year ended December 31, 2023 was as follows:

Year Ended
December 31, 2023
Distributions paid from:
Ordinary income	$3,104,396
Return of capital	904,083
Total distributions paid	$4,008,479

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(65,753,817)
Net unrealized appreciation on investments and foreign currency translations	103,642,498
Total	$37,888,681

At December 31, 2023, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period.

Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$12,068,743
Long term capital loss carryforward with no expiration	53,685,074
Total capital loss carryforwards	$65,753,817

At December 31, 2023, the temporary differences between book basis and tax basis net unrealized appreciation/ depreciation on investments were primarily due to primarily mark-to-market adjustments on investments in passive foreign investment companies and deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$226,213,354	$122,178,177	$(18,535,855)	$103,642,322

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2023, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2023, other than short term securities and U.S. Government obligations, aggregated $52,145,812 and $44,842,030, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2023, the Distributor retained a total of $15,263 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $4,970.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2023, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on February 28, 2024 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2023, there was $142,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2023 was $906,274 with a weighted average interest rate of 6.48%. The maximum amount borrowed at any time during the year ended December 31, 2023 was $4,191,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2023 and 2022, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,174,741	$20,722,971	1,242,779	$23,117,889
Shares issued upon reinvestment of distributions	67,677	1,243,910	—	—
Shares redeemed	(1,576,450)	(27,893,297)	(1,956,876)	(34,523,213)
Net decrease	(334,032)	$(5,926,416)	(714,097)	$(11,405,324)
Class A
Shares sold	290,758	$5,132,487	370,526	$6,853,755
Shares issued upon reinvestment of distributions	10,437	192,241	—	—
Shares redeemed	(366,319)	(6,315,704)	(377,682)	(6,517,668)
Net increase/(decrease)	(65,124)	$(990,976)	(7,156)	$336,087
Class C
Shares sold	100,080	$1,635,561	203,211	$3,211,194
Shares issued upon reinvestment of distributions	3,468	57,435	—	—
Shares redeemed	(194,749)	(3,016,509)	(303,533)	(4,813,227)
Net decrease	(91,201)	$(1,323,513)	(100,322)	$(1,602,033)
Class I
Shares sold	3,771,282	$69,731,939	5,362,653	$97,315,706
Shares issued upon reinvestment of distributions	122,985	2,317,048	—	—
Shares redeemed	(3,268,846)	(58,027,213)	(5,628,190)	(96,119,826)
Net increase/(decrease)	625,421	$14,021,774	(265,537)	$1,195,880

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Gold Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Gabelli Gold Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Gabelli Gold Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and others; when replies were not received from custodian, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

February 28, 2024

Gabelli Gold Fund, Inc.

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act,the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 16, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli Gold Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTOR[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1994	31	Chairman, Co-Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti[6] Director 1939	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director 1935	Since 1994	18	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director 1940	Since 1994	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director 1934	Since 1994	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Gabelli Gold Fund, Inc.

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Salvatore J. Zizza[7] Director 1945	Since 2004	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.

Daniel E. Zucchi Director 1940	Since 1994	3	President of Zucchi & Associates (general business consulting); Senior Vice President of Hearst Corp. (1984-1995)	Cypress Care LLC (health care) (2001-2009); Director, PMV Consumer Acquisition Corp.

Gabelli Gold Fund, Inc.

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017-2018) of GAMCO Investors, Inc.; Chief Executive Officer, G.distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

Gabelli Gold Fund, Inc.

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year ended December 31, 2023, the Fund paid to shareholders ordinary income distributions of $0.1944, $0.1948, $0.0900, and $0.2320 per share for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2023, 23.44% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.03% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year ended, 2023, the Fund had foreign tax credits of $0.0270 per share for each Class.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2023 which was derived from U.S. Treasury securities was 0.47%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2023. The percentage of U.S. Government securities held as of December 31, 2023 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Christopher Mancini, CFA, joined the Firm in 2008 and is a research analyst in the industrials and materials sector with a focus on metals and mining. Previously he was a research analyst at Heyman Investments, R6 Capital Management, and Satellite Asset Management. An industry expert, Christopher has frequently been quoted in the Wall Street Journal, Reuters, and other industry leading publications and has appeared on broadcast news programs. Christopher holds a BA in Economics from Boston College.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

E. Val Cerutti
Chief Executive Officer,
Cerutti Consultants, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Daniel E. Zucchi
President,
Daniel E. Zucchi Associates

OFFICERS

John C. Ball
President, Treasurer, Principal Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

DST Asset Manager Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q423AR

GABELLI FUNDS

GABELLI GOLD FUND, INC.

Annual Report
December 31, 2023

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $33,500 for 2022 and $34,500 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 for 2022 and $3,952 for 2023. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $5,980 for 2022 and $2,795 for 2023. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $48,350 for 2022 and $41,402 for 2023.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Gold Fund, Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 8, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 8, 2024

*	Print the name and title of each signing officer under his or her signature.